Exhibit 10

                             CLINICAL STUDIES, LTD.

                           1996 EQUITY INCENTIVE PLAN

                      as amended effective November 7, 1997


1.      PURPOSE.

        The purpose of this Clinical Studies Equity Incentive Plan (the "Plan") is to encourage employees of Clinical Studies, Ltd. ("CSL") to continue their association with CSL and PhyMatrix Corp. (the "Company") by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth. The Plan will provide a means for such individuals to purchase shares of the common stock, par value $.01 per share (the "Stock") of PhyMatrix Corp.

2.      EFFECTIVE DATE AND DURATION.

        The Plan shall become effective upon the date of its adoption and approval by the Board of Directors of the Company (the "Board"). The Plan shall remain in effect until terminated by the Board or the Committee (as defined herein) or until all Stock has been issued under the Plan and vested, provided that no Stock may be issued under the Plan after ten (10) years from the effective date of the Plan.

3.      ADMINISTRATION OF THE PLAN.

        (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). If the Company registers its Common Stock under Section 12 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), from the date of such registration the Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act.

        (b) The Committee's construction and interpretation of the terms and provisions hereof shall be final and conclusive. The Committee may in its sole discretion issue shares of the Stock or grant options to purchase Stock as provided in the Plan. The Committee shall have authority, subject to express provisions of the Plan, (i) to construe any Stock Restriction Agreement (as defined below) and the Plan; (ii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iii) to determine the terms and provisions of any Stock Restriction Agreement, which need not be identical; and (iv) to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan, any Stock Restriction Agreement or other instrument, document or agreement issued in connection therewith in the manner and to the extent it shall deem expedient to carry the Plan into effect, and the Committee shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith.

4.      ISSUANCE OF PLAN SHARES.

        (a) The Stock to be issued under the Plan shall be shares of the Company's Stock as more particularly provided in the Company's Certificate of Incorporation, as the same may be amended from time to time. The total amount of Stock which may be issued, including Stock issued pursuant to the exercise of Options granted hereunder, under the Plan shall equal 108,916 shares, provided that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 15 hereof.

        (b) Directors, officers and employees (collectively referred to herein as "employees" or an "employee") shall be eligible for selection from time to time by the Committee to participate in the Plan; provided that if the Stock is registered under the Exchange Act, then with respect to the participation of officers and members of the committee to be appointed, such participation shall be restricted or the Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated Under the Exchange Act.

        (c) The price at which shares may be purchased pursuant to the Plan (the "Purchase Price") shall be determined by the Committee, but shall not be less than the par value of the Stock.

5.      STOCK OPTIONS.

        (a) The Stock for which options may be granted under the Plan shall be shares of the Company's Common Stock as more particularly provided in the Company's Certificate of Incorporation, as the same may be amended from time to time. The total amount of Stock which may be issued, including Stock issued under Section 4 or pursuant to the exercise of Options granted hereunder, under the plan shall equal 108,916 shares, provided that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of
Section 15 hereof.

        (b) The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase for cash or shares the number of shares of Common Stock ("Stock Options") allotted by the Committee. The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

        (c) Directors, officers and employees (collectively referred to herein as "employees" or an "employee") shall be eligible for selection from time to time by the Committee to participate in the Plan; provided that if the Stock is registered under the Exchange Act, then with respect to the participation of officers and members of the committee to be appointed, such participation shall be restricted or the Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act.

        (d) The option price at which shares may be purchased pursuant to the Plan (the "Option Price") shall be determined by the Committee, but shall not be less than the par value of the Stock.

6.      INCENTIVE STOCK OPTIONS.

        (a) The Stock for which stock options may be granted under the Plan shall be shares of the Company's Common Stock, as more particularly provided in the Company's Certificate of Incorporation, as the same may be amended from time to time. The total amount of Stock which may be issued, including Stock issued under Section 4 or pursuant to the exercise of options granted hereunder, under the Plan shall equal 108,916 shares, provided that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of
Section 15 hereof.

        (b) The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more "incentive stock options" (intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") to purchase for cash or shares the number of shares of Common Stock allotted by the Committee. The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

        (c) Directors, officers and employees (collectively referred to herein as "employees" or an "employee") shall be eligible for selection from time to time by the Committee to participate in the Plan;

provided that if the Stock is registered under the Exchange Act, then with respect to the participation of officers and members of the committee to be appointed, such participation shall be restricted or the Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act.

        (d) The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted, provided, however, in the event that an Incentive Stock Options shall be granted to any owner of 10% or more of the total combined voting power of the Company and its subsidiaries (a "Ten Percent Shareholder"), the option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option by such Ten Percent Shareholder shall be 110% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted to such Ten Percent Shareholder (the "Option Price").

        (e) Unless a shorter period is provided by the Committee or another Section of this Plan, may be exercised during a period of ten years from the date of grant thereof (the "Option Term"). No Incentive Stock Option shall be exercisable after the expiration of its option term.

        (f) The aggregate Fair Market Value, determined as of the date the Incentive Stock Option is granted, of the Stock which may become exercisable by any Employee during any calendar year shall not exceed $100,000.

7.      WRITTEN AGREEMENT.

        The terms upon which each share of Stock is issued or an option to acquire Stock is granted hereunder shall be embodied in a written stock restriction agreement which shall be subject to the terms and conditions prescribed herein (each, a "Stock Restriction Agreement") and shall be signed by the employee and by the Chief Financial Officer of the Company, for and on behalf of the Company. Such a Stock Restriction Agreement may also contain such other provisions as the Committee in its discretion shall deem advisable.

8.      PURCHASE OF STOCK.

        (a) Any Stock issued or option to acquire Stock granted hereunder may be purchased, or exercised, as applicable, only after a date, which shall not be before the adoption and approval of the Plan by the Board, as the Committee may determine in its sole and absolute discretion (which determination need not be the same for all Stock issued under the Plan).

        (b) Unless otherwise provided in the Stock Restriction Agreement, Stock shall be purchased by the delivery of payment of the Purchase Price or the Option Price for such shares in United States dollars.

        (c) The employee shall be responsible for and shall cause be paid all income taxes arising from the purchase of any Stock issued hereunder or in connection with the exercise of an option to purchase Stock. Whenever Stock is to be issued hereunder, the Company shall have the right to: (i) require the employee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements with respect to such issuance prior to the delivery of any certificate or certificates of such Stock, (ii) withhold such amounts from the employee's wages and salary, or (iii) take such other action to satisfy the withholding obligations arising from such exercise as the Committee reasonably may elect.

        (d) As promptly as practicable after the receipt by the Company of (i) payment of the Purchase Price or the Option Price for such shares in the form required by the foregoing provisions of this Section 8 and (ii) execution by the employee of a Stock Restriction Agreement (if not previously executed), the Company shall cause to be delivered to such employee certificates) representing the number of shares of Stock so purchased.

        (e) Immediately upon delivery to the employee of certificates) representing the number of shares of Stock purchased, such employee shall execute and deliver to the Company the certificates) and stock powers for any unvested shares of Stock so purchased as provided for in Section 9.

9.      VESTING OF STOCK AND OPTIONS.

        Stock issued and options granted hereunder and any securities, or options, substituted therefore, shall vest in accordance with the schedule approved by the Committee and set forth in the applicable Stock Restriction Agreement beginning on the date provided for in the employee's Stock Restriction Agreement. If the Committee so elects, certificates for all or any portion of the shares of Stock issued under this Plan to any employee shall be held by the Company with stock powers indicating the certificate number(s) but otherwise endorsed in blank by the employee to allow the Company to exercise its rights under the applicable Stock Restriction Agreement, including without limitation the Company's option to purchase unvested shares and, if applicable, the Company's right of first refusal with respect to vested shares. The employee shall execute and deliver such further documents from time to time as are necessary or appropriate to carry out the purposes and intent of the Plan.

10.     EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH.

        In the event that an employee ceases to be employed by the Company or CSL for any reason, including without limitation death, disability, retirement, resignation or termination (whether with or without cause), then, subject to any accelerated vesting provisions or other rights contained in any Stock Restriction Agreement by and between the Company and an employee: (i) any shares of Stock held by the employee at the time of such event which are not vested in the employee as provided for in Section 9 of the Plan shall automatically be subject to the Company's option to purchase unvested shares as set forth in the applicable Stock Restriction Agreement, (ii) any shares of Stock held by the employee at the time of such event which are vested in the employee as provided for in Section 9 shall continue to be subject to the stock transfer restrictions as set forth in the applicable Stock Restriction Agreement, (iii) all unvested options to acquire Stock shall terminate and (iv) any and all rights to further participation in the Plan shall terminate as of the date of such event.

11.     REQUIREMENTS OF LAW.

        The Company shall not be required to sell or issue any Stock if the issuance of such shares shall constitute or result in a violation by the employee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it in its sole and absolute discretion to the effect that the purchaser of such Stock will not transfer such Stock except pursuant to a registration statement in effect under such Act or unless an opinion of counsel or other evidence satisfactory to the Committee has been received by the Company to the effect that such registration is not required. Any determination in this connection shall be final, binding and conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the issuance of shares pursuant hereto to comply with any law or regulation of any governmental authority.

12.     INVESTMENT ASSURANCES.

        The Company may require any employee, as a condition of purchasing Stock hereunder, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Stock for his or her own account for investment and not with any present intention or selling or otherwise disturbing the same.

13.     NO RIGHTS AS STOCKHOLDER.

        No employee shall have rights as a stockholder with respect to any Stock until the date of issue of his or her Stock. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such Stock is issued.

14.     CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

        (a) Nothing in the Plan shall affect in any way the right or power of the Company or any of its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) In the event there are splits, subdivisions or combinations of shares of Stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be.

        (c) In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case all of the capital stock or substantially all of the assets of the Company are acquired by any other corporation, or in case of a liquidation of the Company, or in the case of an initial public offering by the Company, the Board, or the Board of Directors of any corporation assuming the obligations of the Company hereunder either may: (i) assume and/or continue the Plan, and in connection therewith, may (A) make appropriate provision (including the reservation of a sufficient number of shares of authorized capital stock) for the issuance, on an equitable basis, of the appropriate kind and amount of stock of the Company, or of the surviving, acquiring, consolidated or reorganized corporation, and (t) make such stock subject to the terms and conditions currently set forth in the Plan and the Stock Restriction Agreements, including without limitation provisions relating to vesting requirements, the Company's option to purchase unvested shares and the Company's right of first refusal in connection with vested shares, or (ii) elect to treat such event as a termination of employment of all eligible employees, whether or not currently participating in the Plan, and may, at its option, exercise the Company's option to purchase any unvested Stock, and may terminate the Plan; provided, however, that nothing in this Section 14 shall in any way void or restrict accelerated vesting provisions or other rights contained in any Stock Restriction Agreement by and between the Company and an employee.

15.     AMENDMENT AND TERMINATION OF THE PLAN.

        The Plan may at any time or from time to time be terminated, modified or amended by action of the Committee or the Board; provided however, that without the further approval of the holders of at least a majority of the outstanding shares of all classes of capital stock of the Company that entitle the holders thereof to vote in the election of directors of the Company, neither the Committee nor the Board may (i) materially increase the benefits accruing to employees under the Plan, (ii) change the aggregate number of shares which may be issued pursuant to the provisions of the Plan, or (iii) change the class of persons eligible to purchase Stock. The termination or modification or amendment of the Plan shall not, without the consent of an employee, affect his or her rights to purchase Stock previously granted to him or her. With the consent of the employee affected, the Committee may amend outstanding Stock Restriction Agreements in a manner not inconsistent with the Plan.